UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2023

TINGO GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35850	27-0016420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 West Grand Avenue, Suite 3,

Montvale, New Jersey 07645

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, $0.001 par value	TIO	Nasdaq Capital Market

EXPLANATORY NOTE

This Form 8-K/A (this “Form 8-K/A”) to our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2023 (the “Original Form 8-K”) is being filed to amend Item 9.01 to the Original Form 8-K to include certain financial statements related to the acquisition by Tingo Group, Inc. (the “Company”) and MICT Fintech Ltd., an indirect wholly-owned subsidiary of the Company organized under the laws of the British Virgin Islands of 100% of the ordinary shares of Tingo Foods PLC (“Tingo Foods”) from Dozy Mmobuosi (the “Acquisition”). Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Tingo Foods as of December 31, 2022 and for the period from August 11, 2022 (inception) to the year ended December 31, 2022 is filed as Exhibit 99.2 and Exhibit 99.2 is incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company relating to the Acquisition as of December 31, 2022 and the unaudited pro forma condensed combined statement of operations of the Company relating to the Acquisition for the fiscal year ended December 31, 2022, is filed as Exhibit 99.3 and incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Brightman Almagor Zohar & Co. (a firm in the Deloitte Global Network).

99.2	The audited financial statements of Tingo Foods as of December 31, 2022 and for the period from August 11, 2022 (inception) to the year ended December 31, 2022.

99.3	The unaudited pro forma condensed combined balance sheet of the Company relating to the acquisition of one hundred percent (100%) of the issued and outstanding ordinary shares of Tingo Foods as of December 31, 2022 and the unaudted pro forma condensed combined statement of operations for the fiscal year ended December 31, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TINGO GROUP, INC.

Date: April 27, 2023	By:	/s/ Darren Mercer
		Name:	Darren Mercer
		Title:	Chief Executive Officer

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